UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K/A
 (Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2015
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Autobytel Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200 Irvine, California 92612-1400
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 225-4500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Autobytel Inc., a Delaware corporation (“Autobytel”), is filing this Amendment No. 1 (“Amendment No. 1”) to supplement the Current Report on Form 8-K that was filed by Autobytel on October 6, 2015 (“Original Form 8-K”).  The Original Form 8-K reported that on October 1, 2015 Autobytel entered into and consummated an Agreement and Plan of Merger (the “Merger Agreement”), by and among Autobytel, New Horizon Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Autobytel (“Merger Sub”), AutoWeb, Inc., a Delaware corporation (“AutoWeb”), and Jose Vargas, in his capacity as Stockholder Representative. Pursuant to the Merger Agreement, Merger Sub merged with and into AutoWeb, with AutoWeb continuing as the surviving corporation and wholly owned subsidiary of Autobytel. The Original Form 8-K stated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Original Form 8-K no later than 71 calendar days after the date the Original Form 8-K was required to be filed.  This Amendment No. 1 to the Original Form 8-K supplements Item 9.01 of the Original Form 8-K to include the required financial statements of AutoWeb and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X in connection with the acquisition of AutoWeb.  No other amendments to the Original Form 8-K are being made by this Amendment No. 1.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited financial statements of AutoWeb and unaudited interim financial statements of AutoWeb required by Item 9.01(a) of Form 8-K are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference in this Item 9.01(a).

(b)           Pro Forma Financial Information.

The unaudited pro forma financial information of Autobytel and AutoWeb required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.3 and incorporated herein by reference in this Item 9.01(b).

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited Financial Statements of AutoWeb, Inc. as of and for the years ended December 31, 2013 and December 31, 2014

99.2	Unaudited Financial Statements of AutoWeb, Inc. as of and for the nine months ended September 30, 2014 and September 30, 2015

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Autobytel Inc. and AutoWeb, Inc. for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOBYTEL INC.
Date: December 16, 2015

	By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and
Administrative Officer and Secretary

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